EX-23.1
                          CONSENT OF MICHAEL A. LITTMAN



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                                  EXHIBIT 23.1

                               Michael A. Littman
                                 Attorney at Law
                                7609 Ralston Road
                                Arvada, CO 80002
                       (303) 422-8127 Fax: (303) 431-1567




                                     CONSENT

         I hereby consent to the use in the Form SB-2 of DRUCKER, INC. under the Securities Act of 1933, of my opinion letter dated November 30, 2000.

                                                     /S/MICHAEL A. LITTMAN
                                                     ---------------------
                                                     Michael A. Littman
                                                     Attorney at Law
                                                     November 30, 2000